UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2023

MARQETA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40465	27-4306690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Grand Avenue, 6th Floor
Oakland, California 94612
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (888) 462-7738
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MQ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Marqeta, Inc. (the "Company”) was held on June 22, 2023, and the Company’s Class A and Class B common stockholders voted on four proposals that are described in detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2023. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Holders of the Company’s Class A and Class B common stock voted to elect the four Class II director nominees to the Company’s Board of Directors, each to hold office until the annual meeting of stockholders in 2026 and until their successors have been duly elected and qualified or until such director’s earlier death, resignation, or removal. The final voting results are as follows:

Nominee	For	Withheld	Broker Non-Votes
Najuma Atkinson	743,297,796	1,526,753	134,685,871
Martha Cummings	692,745,087	52,079,462	134,685,871
Judson Linville	706,289,831	38,534,718	134,685,871
Helen Riley	737,117,644	7,706,905	134,685,871

Proposal 2: Holders of the Company’s Class A and Class B common stock voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this proposal. The final voting results are as follows:

For:	878,386,599
Against:	962,729
Abstain:	161,092

Proposal 3: Holders of the Company’s Class A and Class B common stock voted to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. The final voting results are as follows:

For:	634,754,948
Against:	109,627,675
Abstain:	441,926
Broker Non-Votes:	134,685,871

Proposal 4: Holders of the Company’s Class A and Class B common stock voted, on a non-binding advisory basis, to hold an annual non-binding advisory vote to approve the compensation of the Company’s named executive officers, which was consistent with the recommendation of the Board of Directors included in the Company’s definitive proxy statement filed with the SEC on April 27, 2023. There were no broker non-votes on this proposal. The final voting results are as follows:

1 Year:	740,458,427
2 Years:	93,139
3 Years:	3,930,393
Abstain:	342,590
Broker Non-Votes:	134,685,871

In accordance with the recommendation of the Board of Directors and the voting results of the stockholders on this advisory proposal, our Board of Directors expects to hold advisory votes on the compensation of our named executive officers on an annual basis. The next required advisory vote on the frequency of approval of the compensation of our named executive officers will take place no later than our annual meeting of stockholders in 2029.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQETA, INC.
Date: June 23, 2023	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Financial Officer